Sprout Social Announces First Quarter 2026 Financial Results Approximated TTM Subscription Revenue Contribution for ≥$30K ARR Customers Grew 21% year-over-year Announced Share Repurchase Program with Initial Authorization of $50 Million CHICAGO, May 7, 2026 – Sprout Social, Inc. (“Sprout Social”, the “Company”) (Nasdaq: SPT), an industry-leading provider of cloud-based social media management software, today announced financial results for its first quarter ended March 31, 2026. “We are pleased with our financial performance this quarter, highlighted by $24.7 million in non-GAAP free cash flow, strong non-GAAP profitability, and continued strength in our $30,000+ ARR customer cohort,” said Ryan Barretto, CEO of Sprout Social. “We are also excited to announce the company’s first ever share repurchase program with an initial authorization of $50 million, which highlights our disciplined approach to capital allocation.” First Quarter 2026 Financial Highlights Revenue ● Revenue was $121.5 million, up 11% compared to the first quarter of 2025. ● Total remaining performance obligations (RPO) of $395.3 million as of March 31, 2026, up 10% year-over-year. ● Current remaining performance obligations (cRPO) of $281.7 million as of March 31, 2026, up 10% year-over-year. Operating Income (Loss) ● GAAP operating loss was ($5.8) million, compared to ($11.2) million in the first quarter of 2025. ● Non-GAAP operating income was $14.1 million, compared to $12.5 million in the first quarter of 2025. Net Income (Loss) ● GAAP net loss was ($6.3) million, compared to ($11.2) million in the first quarter of 2025. ● Non-GAAP net income was $13.6 million, compared to $12.5 million in the first quarter of 2025. ● GAAP net loss per share was ($0.11) based on 59.7 million weighted-average shares of common stock outstanding, compared to ($0.19) based on 57.9 million weighted-average shares of common stock outstanding in the first quarter of 2025. ● Non-GAAP net income per share was $0.23 based on 59.7 million weighted-average shares of common stock outstanding, compared to $0.22 based on 57.9 million weighted-average shares of common stock outstanding in the first quarter of 2025. Cash ● Cash and cash equivalents totaled $111.6 million as of March 31, 2026, compared to $95.3 million as of December 31, 2025. ● Net cash provided by operating activities was $25.2 million, compared to $18.1 million in the first quarter of 2025. ● Non-GAAP free cash flow was $24.7 million, compared to $19.5 million in the first quarter of 2025. See “Use of Non-GAAP Financial Measures” below for definitions of Non-GAAP operating income (loss), Non-GAAP net income (loss), Non-GAAP net income (loss) per share and Non-GAAP free cash flow and the financial tables that accompany this release for reconciliations of our non-GAAP measures to their closest comparable GAAP measures. See “Key Business Metrics” below for how Sprout Social defines RPO, cRPO, the number of customers contributing $30,000 or more in ARR, the number of customers contributing $50,000 or more in ARR and approximated TTM subscription revenue contribution from customers contributing $30,000 or more in ARR.

Customer Metrics

- Grew number of customers contributing $30,000 or more in ARR to 3,875 customers as of March 31, 2026, up 12% compared to March 31, 2025.
- Grew number of customers contributing $50,000 or more in ARR to 2,085 customers as of March 31, 2026, up 18% compared to March 31, 2025.

Beginning in the fourth quarter of 2025, we replaced our disclosure of customers with ARR of $10,000 or more with customers with ARR of $30,000 or more. We believe this metric better reflects our strategic focus on larger customers and aligns with how management evaluates performance and allocates resources. Prior-period amounts have been presented for comparability.

	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Number of customers contributing $30,000 or more in ARR	3,131	3,226	3,374	3,451	3,538	3,711	3,803	3,875
Approximated TTM Subscription Revenue Contribution for ≥$30K ARR Customers (in millions)	$191.1	$206.2	$219.2	$231.8	$243.3	$255.2	$268.0	$280.1
Approximated TTM Subscription Revenue Contribution for ≥$30K ARR Customers as a % of Total Subscription Revenue	51.5%	53.1%	54.5%	55.9%	56.9%	57.9%	59.1%	60.3%

Recent Customer Highlights

- During the first quarter, we had the opportunity to grow with new and existing customers like Monster, Naterra International, CSL Behring, Reebok, and Roku.

Recent Business Highlights

Sprout Social recently:

- Released their 2026 Social Intelligence Report (link)
- Named the #1 social listening product in G2's 2026 spring reports, achieving 59 top rankings (link)
- Hosted a platform overview and system of record and action webinar (link)

Second Quarter and 2026 Financial Outlook

For the second quarter of 2026, the Company currently expects:

- Total revenue between $121.7 million and $122.5 million.
- Non-GAAP operating income between $9.5 million and $10.3 million.
- Non-GAAP net income per share between $0.15 and $0.16 based on approximately 60.3 million weighted-average shares of common stock outstanding.

For the full year 2026, the Company currently expects:

- Total revenue between $492.5 million and $495.5 million.
- Non-GAAP operating income between $54.9 million and $60.4 million.
- Non-GAAP net income per share between $0.88 and $0.97 based on approximately 60.7 million weighted-average shares of common stock outstanding.

The Company continues to expect a Non-GAAP operating margin of approximately 15% by the fourth quarter of fiscal 2026 and reiterates its 30% target for a Rule of 40 framework (as defined by year-over-year revenue growth plus current quarter non-GAAP operating margin) by the fourth quarter of fiscal 2027. The Company’s second quarter and 2026 financial outlook is based on a number of assumptions that are subject to change and many of which are outside the Company’s control. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. The Company does not provide guidance for operating loss, the most directly comparable GAAP measure to non-GAAP operating income, operating margin, the most directly comparable GAAP measure to non-GAAP operating margin, or net loss per share, the most directly comparable GAAP measure to non-GAAP net income per share, and similarly cannot provide a reconciliation between its forecasted non-GAAP operating income, non-GAAP operating margin and non-GAAP net income per share and these comparable GAAP measures without unreasonable effort due to the unavailability of reliable estimates for certain items. These items are not within the Company’s control and may vary greatly between periods and could significantly impact future financial results. Share Repurchase Program Today, the Company also announced that its board of directors (the “Board”) authorized a share repurchase program under which the Company may repurchase up to $50 million of its Class A common stock. The repurchase program authorizes the Company to repurchase its Class A common stock from time to time in the open market, in privately negotiated transactions, through block purchases, through Rule 10b5-1 trading plans, or by any combination of such methods, all in accordance with applicable securities laws and regulations. The timing and amount of any repurchase will be determined by the Company's management at its discretion. The repurchase program does not obligate the Company to repurchase any particular amount of Class A common stock, has no set termination date and may be modified, suspended or discontinued at any time at the Board’s discretion. Conference Call Information The financial results and business highlights will be discussed on a conference call and webcast scheduled at 4:00 p.m. Central Time (5:00 p.m. Eastern Time) today, May 7, 2026. Online registration for this event conference call can be found at https://events.q4inc.com/analyst/. The live webcast of the conference call can be accessed from Sprout Social’s investor relations website at http://investors.sproutsocial.com. Following completion of the events, a webcast replay will also be available at http://investors.sproutsocial.com for 12 months. About Sprout Social Sprout Social is a global leader in social media management and analytics software. Sprout’s intuitive platform puts powerful social data into the hands of tens of thousands of brands so they can deliver smarter, faster business impact. Named the #1 Best Software Product by G2’s 2024 Best Software Award, Sprout offers comprehensive publishing and engagement functionality, customer care, influencer marketing, advocacy, and AI-powered business intelligence. Sprout’s software operates across all major social media networks and digital platforms. For more information about Sprout Social (NASDAQ: SPT), visit sproutsocial.com. Forward-Looking Statements This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “explore,” ”future,” “intend,” “long-term model,” “may,” “medium to longer term goals,” “might,” “outlook,” “plan,” “potential,” “predict,” “project,” “should,” “strategy,” “target,” “will,” “would,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. These statements may relate to our market size and growth strategy, our estimated and projected costs, margins, revenue, expenditures and customer and financial growth rates, our Q2 2026 and full year 2026 financial outlook, our plans and objectives for future operations, growth, initiatives or strategies, including our investments in research and development, and share repurchases, and other statements that are not historical fact. By their nature, these statements are subject to numerous uncertainties and risks, including factors beyond our control, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the forward-looking statements. These assumptions, uncertainties and risks include that, among others: we may not be able to sustain our revenue and customer growth rate in the future, including due to risks associated with our strategic focus on enterprise customers; price increases have negatively impacted and price increases and packaging changes may in the future negatively impact demand for our products, customer acquisition and retention and reduce the total number of customers or customer additions; our business would be harmed by any significant interruptions, delays or outages in services from our platform, our API providers, or certain social media platforms, or if we are unable to renew agreements governing access to the data provided by such APIs on terms acceptable to us or at all; if we are unable to attract potential customers through unpaid channels, or other sources of demand, including expansion opportunities from existing customers and outbound sales efforts or convert prospective customers and expansion opportunities into paid subscriptions, our business and results of operations may be adversely affected; technological advances in AI may in the future disrupt the social media industry, which could significantly reduce the demand for our services or otherwise adversely impact our business or reputation if we are unable to keep pace and navigate this evolving environment; we may be unable to successfully enter new markets, manage our international expansion and comply with any applicable international laws and regulations; we may be unable to integrate acquired businesses or technologies successfully or achieve the expected benefits of such acquisitions and investments; unstable market, economic, and geopolitical conditions, such as recession risks, effects of inflation, tariffs and trade tensions, changes in government spending, labor shortages, supply chain issues, geopolitical instability and uncertainty, and fluctuation in interest rates, have and could continue to adversely impact our business and that of our existing and prospective customers, which may result in reduced demand for our products; we may not be able to generate sufficient cash to service our indebtedness; covenants in our credit agreement may restrict our operations, and if we do not effectively manage our business to comply with these covenants, our financial condition could be adversely impacted; any cybersecurity-related attack, significant data breach or disruption of the information technology systems or networks on which we rely could negatively affect our business; changing regulations relating to privacy, information security and data protection could increase our costs, affect or limit how we collect and use personal information and harm our brand; and risks related to ongoing legal proceedings. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 27, 2026 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, to be filed with the SEC, as well as any future reports that we file with the SEC. Moreover, you should interpret many of the risks identified in those reports as being heightened as a result of the current and ongoing instability in market, economic, and geopolitical conditions. Forward-looking statements speak only as of the date the statements are made and are based on information available to Sprout Social at the time those statements are made and/or management's good faith belief as of that time with respect to future events. Sprout Social assumes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, except as required by law. Use of Non-GAAP Financial Measures  We have provided in this press release certain financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Our management uses these non-GAAP financial measures internally in analyzing our financial results and believes that these non-GAAP financial measures are useful to investors as additional tools to evaluate ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable financial measures prepared in accordance with GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. A reconciliation of our historical non-GAAP financial measures to the most directly comparable GAAP measures has been provided in the financial statement tables included in this press release, and investors are encouraged to review these reconciliations. Non-GAAP gross profit. We define non-GAAP gross profit as GAAP gross profit, excluding stock-based compensation expense, amortization expense associated with the acquired developed technology from our acquisitions of Tagger Media, Inc. (“Tagger”) and NewsWhip Group Holdings Limited (“NewsWhip”), and restructuring charges. We believe non-GAAP gross profit provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as it eliminates the effect of stock-based compensation, amortization expense and restructuring charges, which are often unrelated to overall operating performance. Non-GAAP operating income. We define non-GAAP operating income as GAAP loss from operations, excluding stock-based compensation expense, amortization expense associated with the acquired intangible assets from the Tagger and NewsWhip acquisitions, restructuring charges and changes in the fair value of contingent consideration. We believe non-GAAP operating income provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as it eliminates the effect of stock-based compensation, amortization expense, restructuring charges and changes in the fair value of contingent consideration, which are often unrelated to overall operating performance. Non-GAAP operating margin. We define non-GAAP operating margin as non-GAAP operating income (loss) as a percentage of revenue. Non-GAAP net income. We define non-GAAP net income as GAAP net loss, excluding stock-based compensation expense, amortization expense associated with the acquired intangible assets from the Tagger and NewsWhip acquisitions, restructuring charges and changes in the fair value of contingent consideration. We believe non-GAAP net income provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this non-GAAP financial measure eliminates the effect of stock-based compensation, amortization expense, restructuring charges and changes in the fair value of contingent consideration, which are often unrelated to overall operating performance. Non-GAAP net income per share. We define non-GAAP net income per share as GAAP net loss per share attributable to common shareholders, basic and diluted, excluding stock-based compensation expense, amortization expense associated with the acquired intangible assets from the Tagger and NewsWhip acquisitions, restructuring charges and changes in the fair value of contingent consideration. We believe non-GAAP net income per share provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this non-GAAP financial measure eliminates the effect of stock-based compensation, amortization expense, restructuring charges and changes in the fair value of contingent consideration, which are often unrelated to overall operating performance. Non-GAAP free cash flow. We define non-GAAP free cash flow as net cash provided by operating activities, less expenditures for property and equipment, interest payments on our revolving credit facility and payments related to restructuring charges. Non-GAAP free cash flow does not reflect our future contractual obligations or represent the total increase or decrease in our cash balance for a given period. We believe non-GAAP free cash flow is a useful indicator of liquidity that provides information to management and investors about the amount of cash provided by our core operations that, after expenditures for property and equipment, interest payments on our revolving credit facility and payments related to restructuring charges, is available for strategic initiatives. Non-GAAP sales and marketing expenses, non-GAAP research and development expenses and non-GAAP general and administrative expenses. Non-GAAP sales and marketing expenses, non-GAAP research and development expenses and non-GAAP general and administrative expenses are defined as sales and marketing expenses, research and development expenses and general and administrative expenses, respectively, less stock-based compensation expense, amortization expense associated with the acquired intangible assets from the Tagger and NewsWhip acquisitions, restructuring charges and changes in the fair value of contingent consideration. We believe these non-GAAP measures provide our management and investors with insight into day-to-day operating expenses given that these measures eliminate the effect of stock-based compensation, amortization expense associated with the acquired intangible assets from the Tagger and NewsWhip acquisitions, restructuring charges and changes in the fair value of contingent consideration. Key Business Metrics Remaining performance obligations (“RPO”). RPO, or remaining performance obligations, represents contracted revenue that has not yet been recognized, and includes deferred revenue and amounts that will be invoiced and recognized in future periods. Current remaining performance obligations (“cRPO”). cRPO, or current RPO, represents contracted revenue that has not yet been recognized, and includes deferred revenue and amounts that will be invoiced and recognized in the next 12 months. 30% target for a Rule of 40. We define this target as year-over-year revenue growth plus current quarter non-GAAP operating margin equal to 30%. Number of customers contributing $30,000 or more in ARR. We define number of customers contributing $30,000 or more in ARR as those on a paid subscription plan that had $30,000 or more in ARR as of a period end. We view the number of customers that contribute $30,000 or more in ARR as a measure of our ability to scale with our customers and attract larger organizations. We believe this represents potential for future growth, including expanding within our current customer base.

Number of customers contributing $50,000 or more in ARR. We define number of customers contributing $50,000 or more in ARR as those on a paid subscription plan that had $50,000 or more in ARR as of a period end. We view the number of customers that contribute $50,000 or more in ARR as a measure of our ability to scale with large customers and attract sophisticated organizations. We believe this represents potential for future growth, including expanding within our current customer base. Approximated TTM Subscription Revenue Contribution for ≥$30K ARR Customers. This metric depicts our approximation of the trailing twelve month subscription revenue contribution from customers contributing $30,000 or more in ARR. We calculate this metric by averaging the ARR of these customers as of the end of the applicable quarter and the immediately preceding quarter and dividing by four to derive a quarterly revenue contribution estimate for this customer cohort. This quarterly estimate is then summed over the preceding four quarters to approximate a trailing twelve month revenue contribution for this customer cohort, subject to minor adjustments for rounding. We believe that customers contributing $30,000 or more in ARR represent those customers that can benefit the most from our platform given their more sophisticated needs for social media management software as compared to customers below this spending threshold. We believe this metric is useful in measuring our success in serving this particular customer cohort. This metric does not reflect the actual revenue contribution by these customers over the trailing twelve month period, and should not be viewed in isolation as a substitute for revenue or any of our other financial measures presented in accordance with GAAP. We use this metric to approximate revenue contribution over a specified period because the historical data and account mapping is not available to present the actual revenue generated by this cohort of customers over a historical period. While we no longer believe that ARR and number of customers are key performance indicators of Sprout Social’s business, these metrics are necessary for an understanding of how we define number of customers contributing $30,000 or more in ARR and number of customers contributing $50,000 or more in ARR. For this purpose, we define ARR as the annualized revenue run-rate of subscription agreements from all customers as of the last date of the specified period and we define a customer as a unique account, multiple accounts containing a common non-personal email domain, or multiple accounts governed by a single agreement or entity. We no longer believe that the number of customers contributing $10,000 or more in ARR is a key performance indicator of Sprout Social’s business due to our evolving customer mix and we will no longer publicly disclose that metric. We believe that customers contributing $30,000 or more in ARR and approximated TTM subscription revenue contribution from customers contributing $30,000 or more in ARR are stronger indicators of Sprout Social’s performance in its target customer segments. Availability of Information on Sprout Social’s Website and Social Media Profiles Investors and others should note that Sprout Social routinely announces material information to investors and the marketplace using SEC filings, press releases, public conference calls, webcasts and the Sprout Social Investors website. We also intend to use the social media profiles listed below as a means of disclosing information about us to our customers, investors and the public. While not all of the information that the Company posts to the Sprout Social Investors website or to social media profiles is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in Sprout Social to review the information that it shares at the Investors link located at the bottom of the page on www.sproutsocial.com and to regularly follow our social media profiles. Users may automatically receive email alerts and other information about Sprout Social when enrolling an email address by visiting "Email Alerts" in the "Shareholder Services" section of Sprout Social's Investor website at https://investors.sproutsocial.com/. Social Media Profiles: www.twitter.com/SproutSocial www.twitter.com/SproutSocialIR www.facebook.com/SproutSocialInc www.linkedin.com/company/sprout-social-inc-/ www.instagram.com/sproutsocial Contact Media: Kaitlyn Gronek Email: pr@sproutsocial.com Phone: (773) 904-9674

Investors: Alex Kurtz Twitter: @SproutSocialIR Email: investors@sproutsocial.com Phone: (312) 528-9166 Sprout Social, Inc. Consolidated Statements of Operations (Unaudited) (in thousands, except share and per share data) Three Months Ended March 31, 2026 2025 Revenue Subscription $ 120,020 $ 108,680 Professional services and other 1,477 609 Total revenue 121,497 109,289 Cost of revenue(1) Subscription 27,435 24,473 Professional services and other 556 365 Total cost of revenue 27,991 24,838 Gross profit 93,506 84,451 Operating expenses Research and development(1) 26,947 23,229 Sales and marketing(1) 48,546 47,452 General and administrative(1) 23,859 24,972 Total operating expenses 99,352 95,653 Loss from operations (5,846) (11,202) Interest expense (667) (514) Interest income 751 895 Other expense, net (163) (168) Loss before income taxes (5,925) (10,989) Income tax expense 411 231 Net loss $ (6,336) $ (11,220) Net loss per share attributable to common shareholders, basic and diluted $ (0.11) $ (0.19) Weighted-average shares outstanding used to compute net loss per share, basic and diluted 59,735,864 57,890,898

(1) Includes stock-based compensation expense as follows: Three Months Ended March 31, 2026 2025 Cost of revenue $ 574 $ 746 Research and development 5,925 6,206 Sales and marketing 5,010 5,936 General and administrative 6,638 6,907 Total stock-based compensation expense $ 18,147 $ 19,795 Sprout Social, Inc. Consolidated Balance Sheets (Unaudited) (in thousands, except share and per share data) March 31, 2026 December 31, 2025 Assets Current assets Cash and cash equivalents $ 111,620 $ 95,268 Accounts receivable, net of allowances of $2,204 and $2,719 at March 31, 2026 and December 31, 2025, respectively 69,415 100,996 Deferred Commissions 27,909 26,995 Prepaid expenses and other assets 16,971 13,945 Total current assets 225,915 237,204 Property and equipment, net 10,169 9,864 Deferred commissions, net of current portion 56,077 57,049 Operating lease, right-of-use asset 9,395 9,810 Goodwill 167,122 167,122 Intangible assets, net 37,325 39,733 Other assets, net 2,595 2,280 Total assets $ 508,598 $ 523,062 Liabilities and Stockholders' Equity Current liabilities Accounts payable $ 9,489 $ 10,115 Deferred revenue 194,335 205,639

Operating lease liability 2,741 2,664 Accrued wages and payroll related benefits 14,945 20,549 Accrued expenses and other 15,605 17,294 Total current liabilities 237,115 256,261 Revolving credit facility 32,500 40,000 Deferred revenue, net of current portion 1,065 752 Operating lease liability, net of current portion 11,314 12,055 Other non-current liabilities 11,414 10,572 Total liabilities 293,408 319,640 Stockholders' equity Class A common stock, par value $0.0001 per share; 1,000,000,000 shares authorized; 57,261,096 and 54,253,382 shares issued and outstanding at March 31, 2026, respectively; 56,576,444 and 53,607,556 shares issued and outstanding at December 31, 2025, respectively 5 5 Class B common stock, par value $0.0001 per share; 25,000,000 shares authorized; 6,036,301 and 5,829,357 shares issued and outstanding at March 31, 2026, respectively; 6,156,301 and 5,949,357 shares issued and outstanding at December 31, 2025, respectively 1 1 Additional paid-in capital 657,261 638,894 Treasury stock, at cost (38,031) (37,768) Accumulated other comprehensive income - - Accumulated deficit (404,046) (397,710) Total stockholders’ equity 215,190 203,422 Total liabilities and stockholders’ equity $ 508,598 $ 523,062 Sprout Social, Inc. Consolidated Statements of Cash Flows (Unaudited)

(in thousands) Three Months Ended March 31, 2026 2025 Cash flows from operating activities Net loss $ (6,336) $ (11,220) Adjustments to reconcile net loss to net cash provided by operating activities Depreciation and amortization of property, equipment and software 922 1,225 Amortization of line of credit issuance costs 59 52 Accretion of discount on marketable securities - (7) Amortization of acquired intangible assets 2,408 1,293 Amortization of deferred commissions 7,020 5,283 Amortization of right-of-use operating lease asset 415 341 Stock-based compensation expense 18,147 19,795 Provision for accounts receivable allowances 278 1,129 Change in fair value of contingent consideration (493) - Other (65) - Changes in operating assets and liabilities, excluding impact from business acquisition Accounts receivable 31,303 18,122 Prepaid expenses and other current assets (3,559) (3,229) Deferred commissions (6,962) (7,577) Accounts payable and accrued expenses (6,266) (1,487) Deferred revenue (10,991) (4,790) Lease liabilities (664) (826) Net cash provided by operating activities 25,216 18,104 Cash flows from investing activities Expenditures for property and equipment (1,099) (1,357) Proceeds from maturity of marketable securities - 2,750 Net cash (used in) provided by investing activities (1,099) 1,393 Cash flows from financing activities Repayments of line of credit (7,500) (5,000) Employee taxes paid related to the net share settlement of stock-based awards (263) - Net cash used in financing activities (7,763) (5,000) Net increase in cash, cash equivalents, and restricted cash 16,354 14,497

Cash, cash equivalents, and restricted cash Beginning of period 97,203 90,418 End of period $ 113,557 $ 104,915 The following schedule reflects our non-GAAP financial measures and reconciles our non-GAAP financial measures to the related GAAP financial measures (in thousands, except per share data): Reconciliation of Non-GAAP Financial Measures Three Months Ended March 31, 2026 2025 Reconciliation of Non-GAAP gross profit Gross profit $ 93,506 $ 84,451 Stock-based compensation expense 574 746 Amortization of acquired developed technology 1,125 705 Restructuring charges - 416 Non-GAAP gross profit $ 95,205 $ 86,318 Reconciliation of Non-GAAP operating income Loss from operations $ (5,846) $ (11,202) Stock-based compensation expense 18,147 19,795 Amortization of acquired intangible assets 2,328 1,213 Restructuring charges - 2,731 Change in fair value of contingent consideration (493) - Non-GAAP operating income $ 14,136 $ 12,537 Reconciliation of Non-GAAP net income Net loss $ (6,336) $ (11,220) Stock-based compensation expense 18,147 19,795 Amortization of acquired intangible assets 2,328 1,213 Restructuring charges - 2,731 Change in fair value of contingent consideration (493) - Non-GAAP net income $ 13,646 $ 12,519 Reconciliation of Non-GAAP net income per share Net loss per share attributable to common shareholders, basic and diluted $ (0.11) $ (0.19) Stock-based compensation expense 0.31 0.34

Amortization of acquired intangible assets 0.04 0.02 Restructuring charges - 0.05 Change in fair value of contingent consideration (0.01) - Non-GAAP net income per share $ 0.23 $ 0.22 Reconciliation of Non-GAAP free cash flow Net cash provided by operating activities $ 25,216 $ 18,104 Expenditures for property and equipment (1,099) (1,357) Interest paid on credit facility 629 484 Payments related to restructuring charges - 2,249 Non-GAAP free cash flow $ 24,746 $ 19,480